                                                                EXHIBIT 32.2


              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the annual report of Stereotaxis, Inc. (the "Company") on Form 10-K for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James M. Stolze, Vice President and Chief Financial Officer of the Company, certify, pursuant to Rule 13a-14(b) and Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  March 15, 2006                /s/ JAMES M. STOLZE
                                     ----------------------------------
                                     James M. Stolze
                                     Vice President and Chief Financial Officer
                                     Stereotaxis, Inc.